1998
                              TELECOMMUTE SOLUTIONS
                                STOCK OPTION PLAN



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     1.     PURPOSE  OF THE PLAN.  The purposes of this Stock Option Plan are to
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attract  and  retain  the  best available personnel for positions of substantial responsibility, to provide additional incentive to such individuals, to reward such individuals for exemplary service and to promote the success of the Company's business by aligning employee financial interests with long-term shareholder value.

Options granted hereunder may be either Incentive Stock Options or Nonqualified Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

2.     DEFINITIONS.  As  used  herein,  the  following  definitions shall apply:
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(a)     "Board"  shall  mean the Committee, if the Committee has been appointed,
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or  the  Board  of  Directors  of  the  Company,  if  the Committee has not been appointed.

(b)     "Code"  shall  mean  the  Internal  Revenue  Code  of  1986, as amended.
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(c)     "Committee" shall mean the Compensation Committee appointed by the Board
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of  Directors  in accordance with Section 4(a) of the Plan, if one is appointed.

(d)     "Common  Shares" shall mean the $.002 par value per share common capital
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stock  of  the  Company.

(e)     "Company"  shall  mean TeleCommute Solutions, Inc., a Texas corporation,
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and  any  successor  thereto.

(f)     "Continuous  Status  as  an  Employee"  shall  mean  the  absence of any
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interruption  or termination of service as an Employee.  Continuous Status as an
Employee shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

(g)     "Employee"  shall  mean  any  person,  including officers and directors,
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employed  by  the  Company  or  any  Parent  or  Subsidiary  of  the  Company.
Notwithstanding the foregoing, for purposes of any Incentive Stock Option granted hereunder, "Employee" includes only employees within the meaning of
Section  422  of  the  Code.

     (h)     "Incentive  Stock Option" shall mean any option intended to qualify
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as  an  incentive  stock  option  within the meaning of Section 422 of the Code.

     (i)     "Nonqualified  Stock  Option"  shall mean an option not intended to
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qualify  as  an  Incentive  Stock  Option.

(j)     "Option"  shall  mean  a  stock  option granted pursuant to the Plan and
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represented  by  a  written  option  agreement.

(k)     "Optioned  Shares"  shall  mean  the Common Shares subject to an Option.
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(l)     "Optionee"  shall  mean  an  Employee  who  receives  an  Option.
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(m)     "Parent"  shall  mean  a  "parent corporation," whether now or hereafter
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existing,  as  defined  in  Section  424(e)  of  the  Code.

     (n)     "Plan"  shall  mean  this  TeleCommute Solutions Stock Option Plan,
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including  any  amendments  hereto.

     (o)     "Share"  shall  mean  one  Common  Share, as adjusted in accordance
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with  Section  11  of  the  Plan.

     (p)     "Subsidiary"  shall  mean  (i)  in  the  case of an Incentive Stock
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Option,  a  "subsidiary  corporation,"  whether  now  or  hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of a Nonqualified Stock Option, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.


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     3.     SHARES SUBJECT TO THE PLAN.  Subject to the provisions of Section 11
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of  the  Plan,  the maximum aggregate number of shares which may be optioned and sold under the Plan is _______ Common Shares. The Shares may be authorized, but unissued, or reacquired Common Shares.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.     ADMINISTRATION  OF  THE  PLAN.
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(a)     Procedure.  The  Plan shall be administered by the Board of Directors of
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the  Company.

     (i) The Board of Directors may appoint a Compensation Committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

     (ii) From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies however caused.

(b)     Powers  of  the Board.  Subject to the provisions of the Plan, the Board
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shall have the authority, in its discretion (i) to grant Incentive Stock Options or Nonqualified Stock Options; (ii) to determine, in accordance with Section 8(b) of the Plan, the fair market value of the Shares; (iii) to determine, in accordance with Section 8(a) of the Plan, the exercise price per Share of Options to be granted; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical and may include, as conditions to exercise (as well as, in the case of Nonqualified Stock Options, conditions to grant), vesting, forfeiture, performance criteria, noncompete and such other restrictions, provisions and conditions as the Board may determine) and, with the consent of the holder thereof, modify or amend each Option; (viii) to reduce the exercise price per share of outstanding and unexercised Options; (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)     Effect  of  Board's  Decision.  All  decisions,  determinations,  and
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interpretations of the Board shall be final and binding on all Optionees and any other  holders  of  any  Options  granted  under  the  Plan.

5.     ELIGIBILITY.
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(a)     Employees.  Options  may  be  granted  only  to  Employees.
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(b)     Type  of  Option.  Each Option shall be designated in the written option
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agreement  as  either  an Incentive Stock Option or a Nonqualified Stock Option.
However, notwithstanding such designations, to the extent that the aggregate fair market value of the stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000, such options shall be treated as Nonqualified Stock Options.

(c)     Ordering  and  Timing.  For  purposes  of Section 5(b), options shall be
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taken  into account in the order in which they were granted, and the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

(d)     No  Deemed Employment Rights.  Nothing in the Plan or any Option granted
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hereunder  shall confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the employment relationship at any time, with or without cause.

6.     TERM  OF  PLAN.  The Plan shall become effective upon its adoption by the
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Board.  It  shall  continue  in  effect  until  December 31, 2005, unless sooner terminated  under  Section  14  of  the  Plan.


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     7.     TERM  OF  OPTION.  The term of each Option shall be no more than ten
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(10)  years  from the date of grant.  However, in the case of an Incentive Stock
Option granted to an Optionee who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

     8.     EXERCISE  PRICE  AND  CONSIDERATION.
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(a)     Exercise Price.  The per Share exercise price under each Option shall be
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such  price  as  is  determined  by  the  Board,  subject  to  the  following:

     (i)     In  the  case  of  an  Incentive  Stock  Option:
     (A) granted to an Employee who, at the time of the grant of the Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of grant.

     (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

     (ii) In the case of a Nonqualified Stock Option, the per Share exercise price may be less than, equal to, or greater than the fair market value per Share on the date of grant, as determined by the Board in its discretion.

(b)     Fair  Market Value.  The fair market value per Share shall be determined
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by the Board in its discretion and, in the case of an Incentive Stock Option, in accordance  with  Section  422  of  the  Code.

     (c)      Type  of  Consideration.  The  consideration  to  be  paid for the
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Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board at the time of grant and may consist, without limitation, of cash and/or check and/or promissory note.

     (d)     Withholding.  Prior  to  issuance of the Shares upon exercise of an
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Option,  the  Optionee  shall  pay  any  federal,  state,  and local withholding obligations  of  the  Company,  if  applicable.

     9.     EXERCISE  OF  OPTION.
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(a)     Procedure  for  Exercise;  Rights  as a Shareholder.  Any Option granted
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hereunder  shall  be  exercisable  at  such  times  and under such conditions as determined by the Board at the time of grant, and as shall not violate the terms of the Plan.

     An  Option  may  not  be  exercised  for  a  fraction  of  a  Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to
Section 5(b), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.


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     (b)     Termination  of Status as Employee.  In the event of termination of
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an  Optionee's  Continuous  Status  as  an  Employee, such Optionee may exercise
Options to the extent exercisable on the date of termination. In the case of an Incentive Stock Option and unless specified otherwise in the Option Agreement in the case of a Nonqualified Stock Option, such exercise must occur within three
(3) months (or such shorter time as may be specified in the grant) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or does not exercise the Option within the time specified herein or therein (whichever first occurs), the Option shall terminate. If the Optionee returns to Continuous Status as an Employee before his deadline for exercise pursuant to this Section 9(b), then Optionee shall be restored to the status as Optionee he held immediately prior to his termination (provided no employment credit will be earned for any period he was not in Continuous Status as an Employee).

     (c)     Disability  of Optionee.  Notwithstanding the provisions of Section
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9(b) above, in the event of termination of an Optionee's Continuous Status as an
Employee as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Optionee may exercise the Option, but only to the extent of the right to exercise that had accrued as of the date of termination. In the case of an Incentive Stock Option and unless specified otherwise in the Option Agreement in the case of a Nonqualified Stock Option, such exercise must occur within twelve (12) months (or such shorter time as is specified in the grant) from the date on which the Employee ceased working as a result of the total and permanent disability (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise such Option within the time specified herein or therein (whichever first occurs), the Option shall terminate. If the Optionee returns to Continuous Status as an Employee before his deadline for exercise pursuant to this Section 9(c), then Optionee shall be restored to the status as Optionee he held immediately prior to his termination (provided no employment credit will be earned for any period he was not in Continuous Status as an Employee).

(d)     Death  of  Optionee.  Notwithstanding  the  provisions  of  Section 9(b)
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above,  in  the  event  of  the  death  of  an  Optionee  --

     (i) who is at the time of death an Employee of the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death; or

     (ii) whose Option has not yet expired but whose Continuous Status as an Employee terminated prior to the date of death, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

(e)     Extension  of Exercise Dates.  Notwithstanding subsections (b), (c), and
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(d)  above,  the Board shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option beyond the date on which the Option would have expired if no termination of the Employee's Continuous Status as an Employee had occurred).

10.     NON-TRANSFERABILITY  OF  OPTIONS.  An  Option  may not be sold, pledged,
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assigned,  hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.


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     11.     ADJUSTMENTS  UPON  CHANGES IN CAPITALIZATION OR MERGER.  Subject to
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any  required  action  by  the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise an Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent Option, in which case the Board shall, to the extent required by law or otherwise as determined by the Board, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12.     TIME  OF  GRANTING  OPTIONS.  The date of grant of an Option shall,
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for  all  purposes,  be  the  date  on which the Company completes the corporate action relating to the grant of an Option and all conditions to the grant have been satisfied, provided that conditions to the exercise of an Option shall not defer the date of grant. Notice of a grant shall be given to each Employee to whom an Option is so granted within a reasonable time after the determination has been made.

13.     SUBSTITUTIONS  AND  ASSUMPTIONS.  The  Board  shall  have  the  right to
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substitute  or  assume  Options  in  connection  with  mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Options before and after the substitution.

14.     AMENDMENT AND TERMINATION OF THE PLAN.  The Board may amend or terminate
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the  Plan  from  time  to  time in such respects as the Board may deem advisable
(including, but not limited to, amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to stock option exercises); provided, however, that any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan, shall require approval of or ratification by the shareholders of the Company.

(a)     Employees  in  Foreign Countries.  The Board shall have the authority to
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adopt  such  modifications,  procedures,  and  subplans  as  may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Parent or Subsidiaries may operate to assure the viability of the benefits from Options granted to Employees employed in such countries and to meet the objectives of the Plan.


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     (b)     Effect  of  Amendment  or  Termination.  Any  such  amendment  or
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termination  of  the  Plan  shall  not  affect  Options already granted and such
Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

15.     CONDITIONS UPON ISSUANCE OF SHARES.  Shares shall not be issued pursuant
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to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     16.     RESERVATION  OF SHARES.  The Company, during the term of this Plan,
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will  at  all times reserve and keep available such number of Shares as shall be sufficient  to  satisfy  the  requirements  of  the  Plan.

17.     SHAREHOLDER  APPROVAL.  The  Plan, as amended, is subject to approval by
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the  shareholders  of the Company and shall become effective on the date of such approval.

18.     GOVERNING LAW.  The validity, construction, interpretation and effect of
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this Plan shall exclusively be governed by and determined in accordance with the laws  of  the  State  of Georgia, except to the extent preempted by federal law.

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